EXHIBIT 10.17

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 16, 1999 is by and among ADVANCED GLASSFIBER YARNS LLC, a Delaware limited liability company (the "Borrower"), those Domestic Subsidiaries of the Borrower party hereto (collectively the "Guarantors"), the several banks and other financial institutions party hereto (the "Lenders") and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of September 30, 1998 among the Borrower, the Guarantors, the Lenders party thereto and the Agent, as amended by that certain Syndication Amendment and Assignment dated as of November 30, 1998 (the "Existing Credit Agreement"), the Lenders have extended commitments to make certain credit facilities available to the Borrower;

         WHEREAS, the Borrower has agreed to a reduction in the Revolving Committed Amount and to the repayment of any amounts outstanding in excess of such amount as so reduced, and to a change in the amortization of the Tranche B Term Loan, and the Lenders have agreed to revise the financial covenants contained in the Existing Credit Agreement as described herein; and

         WHEREAS, the parties hereto have agreed to further amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                           "Amended  Credit  Agreement"  means the  Existing
                  Credit  Agreement as amended hereby.

                           "Amendment Effective Date" is defined in Subpart 3.1.

                  SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.1. Amendments to Section 2.1(a). Section 2.1(a) of the Existing Credit Agreement is hereby amended by deleting the words "SEVENTY FIVE MILLION DOLLARS ($75,000,000)" and replacing them with the words "SIXTY FIVE MILLION DOLLARS ($65,000,000)". In connection with the foregoing amendment, each Lender's Revolving Committed Amount is hereby amended as shown on Schedule I attached hereto.

                  SUBPART 2.2. Amortization of Tranche B Term Loan. Notwithstanding the provisions of Section 2.2B(b) in the Existing Credit Agreement to the contrary, the amortization of the Tranche B Term Loan from December 31, 1999 forward shall be as follows:

                           Payment Date                  Amount
                           ------------------        --------------
                           December 31, 1999         $15,262,026.75
                           March 31, 2000            $   262,026.75
                           June 30, 2000             $   262,026.75
                           September 30, 2000        $   262,026.75
                           December 31, 2000         $   262,026.75
                           March 31, 2001            $   262,026.75
                           June 30, 2001             $   262,026.75
                           September 30, 2001        $   262,026.75
                           December 31, 2001         $   262,026.75
                           March 31, 2002            $   262,026.75
                           June 30, 2002             $   262,026.75
                           September 30, 2002        $   262,026.75
                           December 31, 2002         $   262,026.75
                           March 31, 2003            $   262,026.75
                           June 30, 2003             $   262,026.75
                           September 30, 2003        $   262,026.75
                           December 31, 2003         $   262,026.75
                           March 31, 2004            $   262,026.75
                           June 30, 2004             $   262,026.75

                           September 30, 2004        $   262,026.75
                           December 31, 2004         $24,630,514.85
                           March 31, 2005            $24,630,514.85
                           June 30, 2005             $24,630,514.85
                           September 30, 2005        $24,630,514.85

                  SUBPART 2.3. Amendment to Section 5.9(a). Section 5.9(a) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) Leverage Ratio. The Leverage Ratio as of the last day of each fiscal quarter of the Credit Parties shall be less than or equal to:



             Fiscal Year            March 31            June 30         September 30        December 31
             -----------           -----------        -----------       ------------        -----------
             1999                                                                           5.50 to 1.0
             2000                  5.50 to 1.0        5.50 to 1.0       5.25 to 1.0         5.25 to 1.0
             2001                  5.00 to 1.0        5.00 to 1.0       4.75 to 1.0         4.75 to 1.0
             2002                  4.50 to 1.0        4.50 to 1.0       4.50 to 1.0         4.50 to 1.0
             2003                  4.00 to 1.0        4.00 to 1.0       4.00 to 1.0         4.00 to 1.0
             2004                  3.75 to 1.0        3.75 to 1.0       3.75 to 1.0         3.75 to 1.0
             Thereafter            3.50


                  SUBPART 2.4. Amendments to Section 5.9(c). Section 5.9(c) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (c) Interest Coverage Ratio. The Interest Coverage Ratio as of the last day of each fiscal quarter of the Credit Parties shall be greater than or equal to:

             Fiscal Year               March 31            June 30         September 30        December 31
             -----------             -----------         -----------       ------------        -----------
              1999                                                                              1.80 to 1.0
              2000                   1.80 to 1.0         1.90 to 1.0        2.00 to 1.0         2.00 to 1.0
              2001                   2.10 to 1.0         2.10 to 1.0        2.25 to 1.0         2.25 to 1.0
              Thereafter             2.50 to 1.0


                  SUBPART 2.5. Amendments to Article VI. Section 6.6 of the Existing Credit Agreement is hereby amended by dividing the two paragraphs thereof into two separate sections. The first paragraph shall constitute Section 6.6 and the second paragraph shall constitute a new Section 6.7 which shall be titled "Transactions with Affiliates." The remaining Sections of Article VI are hereby renumbered accordingly to keep them in appropriate numerical order.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 3.1. Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Second Amendment."

                  SUBPART 3.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

                  SUBPART 3.3 Payment of Amendment Fee. The Borrower shall have paid a fee in connection with this Amendment in an amount equal to 0.25% multiplied by the aggregate Commitments (as reduced by this Amendment) less fifteen million dollars (representing, in part, the payment to be made on December 31, 1999) for the account of each Lender pro rata according to such Lender's aggregate Commitment; provided, however, that such fee shall be payable only to those Lenders that shall have returned executed signature pages to this Amendment no later than 4:00 p.m. on Thursday, December 16, 1999 as directed by the Agent.

                  SUBPART 3.4 Repayment of Amounts Outstanding. The Borrower shall have paid the amount, if any, by which the sum of the aggregate principal amount of outstanding Revolving Loans plus Swingline Loans plus LOC Obligations exceeds the aggregate Revolving Committed Amount, as reduced by this Amendment, for the account of each Lender according to such Lender's Revolving Commitment Percentage.


                                     PART IV
                                  MISCELLANEOUS

                  SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                  SUBPART 4.3. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

                  SUBPART 4.4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Article III of the Existing Credit Agreement (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

                  SUBPART 4.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 4.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 4.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SUBPART 4.8. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, and all previously incurred fees and expenses which remain outstanding on the Amendment Effective Date.

              [The remainder of this page has been left blank intentionally]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                         ADVANCED GLASSFIBER YARNS LLC,
                                  a Delaware limited liability company


                                  By:      /S/ C. Cuisson
                                        --------------------
                                  Name:  C. Cuisson
                                  Title: CFO


GUARANTORS:                       AGY CAPITAL CORP., a Delaware corporation


                                  By:      /S/ C. Cuisson
                                        --------------------
                                  Name:  C. Cuisson
                                  Title: CFO




                             [SIGNATURES CONTINUED]

AGENT AND LENDER:                 FIRST UNION NATIONAL BANK,
                                  individually in its capacity as an
                                  Existing Lender, a Lender and in its capacity as Agent


                                  By:      /S/ Roger Pelz
                                         -------------------
                                  Name:    Roger Pelz
                                  Title:   Senior Vice President






                             [SIGNATURES CONTINUED]

OTHER LENDERS:                   SUNTRUST BANK, ATLANTA


                                 By:      /S/ Bradley J. Staples
                                       ---------------------------
                                 Name:    Bradley J. Staples
                                 Title:   Director


                                 By:
                                        ---------------------------
                                 Name:
                                 Title:



                             [SIGNATURES CONTINUED]

                                BANK OF AMERICA, N.A. (formerly known as
                                NationsBank, N.A.)


                                By:      /S/ E. Bennett Parks
                                       ------------------------
                                Name:    E. Bennett Parks
                                Title:   Senior Vice President



                             [SIGNATURES CONTINUED]

                                 ALLSTATE LIFE INSURANCE COMPANY


                                 By:      /S/ Patricia W. Wilson
                                      ----------------------------
                                 Name:    Patricia W. Wilson


                                 By:      /S/ Robert Bodett
                                       --------------------------
                                 Name:    Bob Bodett
                                 Its Authorized Signatories



                             [SIGNATURES CONTINUED]

                                  THE CIT GROUP/EQUIPMENT
                                  FINANCING, INC.


                                  By:      /S/ Daniel E. A. Nichols
                                         -----------------------------
                                  Name:    Daniel E. A. Nichols
                                  Title:   Assistant Vice President



                             [SIGNATURES CONTINUED]

                                   ABN AMRO BANK N.V.


                                   By:      /S/ G. Mark Clegg
                                          ----------------------
                                   Name:    G. Mark Clegg
                                   Title:   Vice President

                                   By:      /S/ Robert A. Budnek
                                          ----------------------
                                   Name:    Robert A. Budnek
                                   Title:   Vice President



                             [SIGNATURES CONTINUED]

                                  ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG


                                  By:      /S/ Paul Judicke
                                         --------------------
                                  Name:    Paul Judicke
                                  Title:   Vice President

                                  By:      /S/ John Runnion
                                         --------------------
                                  Name:    John Runnion
                                  Title:   First Vice President



                             [SIGNATURES CONTINUED]

                                   FIRSTRUST BANK


                                   By:      /S/ Kent D. Nelson
                                          ----------------------
                                   Name:    Kent D. Nelson
                                   Title:   VP



                             [SIGNATURES CONTINUED]

                                    MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST


                                    By:      /S/ Peter Gewirtz
                                           ---------------------
                                    Name:    Peter Gewirtz
                                    Title:   Vice President



                             [SIGNATURES CONTINUED]

                                     BHF (USA) CAPITAL CORPORATION


                                     By:      /S/ Evon Contos
                                            -------------------
                                     Name:    Evon Contos
                                     Title:   Managing Director

                                     By:      /S/ Richard Cameron
                                            -----------------------
                                     Name:    Richard Cameron
                                     Title:   Associate


                             [SIGNATURES CONTINUED]

                                      SENIOR DEBT PORTFOLIO


                                      By:      Boston Management and Research,
                                               as Investment Advisor
                                             ---------------------------------
                                      Name:    /S/ Scott H. Page
                                      Title:   Vice President



                             [SIGNATURES CONTINUED]

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE


                                       By:      /S/ Lisa J. Yoerg
                                             -----------------------
                                       Name:    Lisa J. Yoerg
                                       Title:   Managing Director



                             [SIGNATURES CONTINUED]

                                      TORONTO DOMINION (NEW
                                      YORK), INC.


                                      By:      /S/ Sonya R. Jordan
                                              ---------------------
                                      Name:    Sonya R. Jordan
                                      Title:   Vice President



                             [SIGNATURES CONTINUED]

                                      SOCIETE GENERALE NEW YORK BRANCH


                                      By:      /S/ Nicolas Guerin
                                             -----------------------
                                      Name:    Nicolas Guerin
                                      Title:   Vice President



                             [SIGNATURES CONTINUED]

                                      COMPAGNIE FINANCIERE DE CIC ET
                                      DE L'UNION EUROPEENNE


                                      By:      /S/ A. Calo
                                             ---------------
                                      Name:    A. Calo
                                      Title:   VP

                                      By:      /S/ E. Longuet
                                              ----------------
                                      Name:    E. Longuet
                                      Title:   VP



                             [SIGNATURES CONTINUED]

                                       NATEXIS BANQUE


                                       By:      /S/ Pieter J. van Tulder
                                               --------------------------
                                       Name:    Pieter J. van Tulder
                                       Title:   Multinational Group


                                       By:      /S/ Christine Dirringer
                                               -------------------------
                                       Name:    Christine Dirringer
                                       Title:   Assistant Treasurer


                             [SIGNATURES CONTINUED]

                                        KZH CYPRESSTREE-1 LLC


                                         By:   /S/ Peter Chin
                                            ------------------
                                         Name: Peter Chin
                                         Title: Authorized Agent



                             [SIGNATURES CONTINUED]

                                     CYPRESSTREE INVESTMENT FUND, LLC

                                     By: CypressTree Investment Management
                                         Company Inc., its Managing Member

                                     By: /S/ Timothy M. Barns, Managing Director
                                        ----------------------------------------
                                     Title:



                             [SIGNATURES CONTINUED]

                                         NORTH AMERICAN SENIOR FLOATING RATE
                                         FUND

                                         By: CypressTree Investment Management
                                             Company, Inc., as Portfolio Manager

                                         By: /S/ Timothy M. Barns
                                             ----------------------
                                         Name: Timothy M. Barns
                                         Title: Managing Director




                             [SIGNATURES CONTINUED]

                                    CYPRESSTREE INSTITUTIONAL FUND, LLC

                                     By: CypressTree Investment Management
                                         Company Inc., its Managing Member

                                     By: /S/ Timothy M. Barns, Managing Director
                                          ----------------------
                                     Title:


                             [SIGNATURES CONTINUED]

                                         KZH ING-2 LLC


                                         By: /S/ Peter Chin
                                            -------------------
                                         Name: Peter Chin
                                         Title: Authorized Agent



                             [SIGNATURES CONTINUED]

                                         KZH ING-3 LLC


                                         By: /S/ Peter Chin
                                             ---------------
                                         Name: Peter Chin
                                         Title: Authorized Agent



                             [SIGNATURES CONTINUED]

                                         RELIASTAR LIFE INSURANCE COMPANY

                                         By: /S/ James V. Wittich
                                             ---------------------
                                         Name: James V. Wittich
                                         Title: Authorized Representative



                             [SIGNATURES CONTINUED]

                                         NORTHERN LIFE INSURANCE COMPANY

                                         By: /S/ James V. Wittich
                                             ---------------------
                                         Name: James V. Wittich
                                         Title: Assistant Treasurer



                             [SIGNATURES CONTINUED]

                                         SECURITY CONNECTICUT LIFE INSURANCE
                                         COMPANY

                                         By: /S/ James V. Wittich
                                             --------------------
                                         Name: James V. Wittich
                                         Title: Assistant Treasurer





                             [SIGNATURES CONTINUED]

                                         INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                         By: Indosuez Capital as Portfolio
                                         Advisor


                                         By: /S/ Melissa Marano
                                             -------------------
                                         Name: Melissa Marano
                                         Title: Vice President



                             [SIGNATURES CONTINUED]

                                         INDOSUEZ CAPITAL FUNDING IV, L.P.
                                         By: Indosuez Capital as Portfolio
                                         Advisor

                                         By: /S/ Melissa Marano
                                            --------------------
                                         Name: Melissa Marano
                                         Title: Vice President





                             [SIGNATURES CONTINUED]

                                         MASSMUTUAL HIGH YIELD PARTNERS II, LLC
                                         By: HYP Management, Inc., as Managing
                                         Member

                                         By: /S/ Lisa J. Yoerg
                                             ------------------
                                         Its: Managing Director



                             [SIGNATURES CONTINUED]

                                         EATON VANCE SENIOR INCOME TRUST

                                         By: Eaton Vance Management as
                                         Investment Advisor

                                         By: /S/ Scott H. Page
                                            --------------------
                                         Name: Scott H. Page
                                         Title: Vice President



                             [SIGNATURES CONTINUED]

                                         OXFORD STRATEGIC INCOME FUND

                                         By: Eaton Vance Management as
                                         Investment Advisor

                                         By: /S/ Scott H. Page
                                            -------------------
                                         Name: Scott H. Page
                                         Title: Vice President



                             [SIGNATURES CONTINUED]

                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By: /S/ Olivier Perrain
                                            ---------------------
                                         Name: Olivier Perrain
                                         Title: First Vice President



                             [SIGNATURES CONTINUED]

                                         ELC (CAYMAN) LTD. 1998-1


                                         By: /S/ Thomas M. Finke
                                            ---------------------
                                         Name: Thomas M. Finke
                                         Title: Managing Director



                             [SIGNATURES CONTINUED]

                                         ALLIANCE CAPITAL FUNDING, L.L.C.

                                         By: Alliance Capital Management, L.P.,
                                         as investment manager

                                           By: Alliance Capital Management
                                           Corporation, as general partner

                                             By: /S/ Joel Serebransky
                                                 ---------------------
                                             Name: Joel Serebransky
                                             Title: Senior Vice President





                             [SIGNATURES CONTINUED]

                                         OAK MOUNTAIN LIMITED

                                         By: Alliance Capital Management, L.P.,
                                         as investment manager

                                            By: Alliance Capital Management
                                            Corporation, as general partner

                                              By: /S/ Joel Serebransky
                                                 ---------------------
                                              Name: Joel Serebransky
                                              Title: Senior Vice President



                             [SIGNATURES CONTINUED]

                                         SOMERS CDO, LTD.


                                         By: /S/ Lisa J. Yoerg
                                            -------------------
                                         Name: Lisa J. Yoerg
                                         Title: Managing Director



                               [END OF SIGNATURES]

                                   Schedule I
                              SCHEDULE OF LENDERS'
                           REVOLVING COMMITTED AMOUNTS

    Lender                                 Revolving             Revolving
                                           Committed             Commitment
                                            Amount               Percentage

First Union National Bank                 $11,973,682           18.4210526316%
ABN AMRO Bank N.V                         $ 8,552,632           13.1578947368%
SunTrust Bank, Atlanta                    $ 8,552,632           13.1578947368%
The CIT Group/Equipment Financing, Inc.   $ 5,131,579            7.8947368421%
Bank of America, N.A                      $ 5,131,579            7.8947368421%
Societe Generale, New York Branch         $ 5,131,579            7.8947368421%
Credit Lyonnais New York Branch           $ 4,105,263            6.3157894737%
BHF Bank Aktiengesellschaft               $ 3,421,053            5.2631578947%
Compagnie Financiere De CIC Et De         $ 3,421,053            5.2631578947%
L'Union Europeenne
Erste Bank Der Oestereichischen           $ 3,421,053            5.2631578947%
Sparkassen AG
NATEXIS Banque                            $ 3,421,053            5.2631578947%
Firstrust Bank                            $ 2,736,842            4.2105263158%
                                          $65,000,000.00       100.0000000000%